RGR FINANCIAL GROUP, LLC
                             ONE BATTERY PARK PLAZA
                                   24TH FLOOR
                            NEW YORK, NEW YORK 10004


May 31, 1998

Collectibles USA, Inc.
One Battery Park Plaza
24th Floor
New York, New York  10004

Dear Sir or Madam:

     Reference is hereby made to (A) Collectibles USA, Inc.'s ("CUSA") offering to accredited investors of $1,000,000 of shares of preferred stock designated as the Series A Convertible Preferred Stock (the "Preferred Stock") of CUSA which are convertible into shares of common stock of CUSA (the "Common Stock") and (B) CUSA's offering (the "Note Offering") to accredited investors of $1,550,000 aggregate principal amount of 12% convertible notes due February 28, 1999 (the "Notes") which Notes are convertible into shares of Common Stock.

     In the event of the consummation of the initial public offering of the Common Stock, the undersigned hereby agrees to transfer 11,986 and 79,063 shares of Common Stock (assuming an $8.50 initial public offering price of the Common Stock) to certain holders of, respectively, the Preferred Stock and the Notes. In the event that the initial public offering price of the Common Stock shall be greater than or less than $8.50, the undersigned agrees that the aforementioned 11,986 and 79,063 shares shall be appropriately adjusted.

     Please indicate your acceptance of the terms hereof by signing in the appropriate space below.

                                                    Very truly yours,

                                                    RGR FINANCIAL GROUP, LLC

                                                    By /s/ Ronald Rafaloff
                                                      --------------------------
                                                       Name: Ronald Rafaloff
                                                       Title: Chairman

Accepted and agreed to as of the date hereof:

COLLECTIBLES USA, INC.

By /s/ Neil J. DePascal Jr.
  --------------------------

                            RGR FINANCIAL GROUP, LLC
                             ONE BATTERY PARK PLAZA
                                   24TH FLOOR
                            NEW YORK, NEW YORK 10004


July 29, 1998

Collectibles USA, Inc.
One Battery Park Plaza
24th Floor
New York, New York 10004

Dear Sir or Madam:

     Reference is hereby made to the 2nd paragraph of the Letter Agreement, dated as of May 31, 1998, between Collectibles USA, Inc. (the "Company") and RGR Financial Group LLC ("RGR"), which specifies that RGR shall transfer 91,049 shares of common stock of the Company (the "Common Stock").

     We hereby affirm that in the event of such a transfer, RGR will transfer a total of 91,049 shares of Common Stock to the Company for cancellation, and concurrently therewith, the Company shall issue 11,986 and 79,063 shares of Common Stock (assuming an $8.50 initial public offering price of the Common Stock) to certain holders of, respectively, (i) preferred stock designated as the Series A Convertible Preferred Stock, and (ii) 12% convertible notes due February 28, 1999.

                                                    Very truly yours,

                                                    RGR FINANCIAL GROUP, LLC

                                                    By /s/ Ronald Rafaloff
                                                      --------------------------
                                                       Name: Ronald Rafaloff
                                                       Title:

Accepted and agreed to as of the date hereof:

COLLECTIBLES USA, INC.

By /s/ Shonnie Bilin
  --------------------------
  Name:  Shonnie Bilin
  Title: